UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Legg Mason Partners Variable Portfolios III, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: April 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

APRIL 30, 2006

Legg Mason Partners Variable Social Awareness Stock Portfolio

INVESTMENT  PRODUCTS:  NOT  FDIC  INSURED  •  NO  BANK  GUARANTEE  •  MAY  LOSE  VALUE

Legg Mason Partners Variable Social Awareness Stock Portfolio

Semi-Annual Report  •  April 30, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term capital appreciation and retention of net investment income.

“Smith Barney”, “Salomon Brothers” and ”Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product (“GDP”)i growth slipped to 1.7%. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75%. The Fed then raised rates to 5.00% on May 10th, after the end of the reporting period. Coinciding with this latest move, the Fed said that the “extent and timing” of further rate hikes would depend on future economic data.

For the six-month period ended April 30, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 9.63%. While high oil and commodity prices, steadily rising interest rates and geopolitical issues triggered periods of market volatility, investors generally remained focused on the positive economic environment and strong corporate profits.

Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000,v Russell Midcapvi and Russell 1000vii Indexes

Legg Mason Partners Variable Social Awareness Stock Portfolio         I

returning 18.91%, 14.35% and 9.92%, respectively. From an investment style perspective, value stocks outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 13.27% and 8.19%, respectively, over the reporting period.

Within this environment, the fund performed as follows:

Performance Snapshot as of April 30, 2006 (unaudited)

6 months

Variable Social Awareness Stock Portfolio[1]	5.70%

S&P 500 Index	9.63%

Lipper Variable Specialty/Miscellaneous Funds Category Average	11.73%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all fund expenses.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2006 and include the reinvestment of distributions, including returns of capital, if any. Returns were calculated among the 41 funds in the variable specialty/miscellaneous funds category.

Performance Update1

For the six months ended April 30, 2006, the Legg Mason Partners Variable Social Awareness Stock Portfolio returned 5.70%. The fund underperformed its unmanaged benchmark, the S&P 500 Index, which returned 9.63% for the same period. The Lipper Variable Specialty/Miscellaneous Funds Category Average2 increased 11.73% over the same time frame.

[1]	The fund is an underlying investment option of various variable annuity and variable life insurance products. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 41 funds in the fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Variable Social Awareness Stock Portfolio

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the fund’s then existing investment management contract to terminate. The fund’s shareholders previously approved a new investment management contract between the fund and the Manager, which became effective on December 1, 2005.

Prior to May 1, 2006, the fund operated under the name Travelers Series Fund Inc. Social Awareness Stock Portfolio. The fund’s investment strategy and objective have not changed.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Variable Social Awareness Stock Portfolio         III

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 25, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Also, because the fund uses a social awareness criteria, there may be a smaller universe of investments. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

IV         Legg Mason Partners Variable Social Awareness Stock Portfolio

Fund at a Glance (unaudited)

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2005 and held for the six months ended April 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Social Awareness Stock Portfolio	5.70%	$1,000.00	$1,057.00	0.73%	$3.72

(1)	For the six months ended April 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Social Awareness Stock Portfolio	5.00%	$1,000.00	$1,021.17	0.73%	$3.66

(1)	For the six months ended April 30, 2006.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report         3

Schedule of Investments (April 30, 2006) (unaudited)

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS STOCK PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 99.5%
CONSUMER DISCRETIONARY — 10.6%
Household Durables — 1.7%
6,900	Black & Decker Corp.	$645,909
14,234	KB HOME	876,388

	Total Household Durables	1,522,297

Internet & Catalog Retail — 1.5%
29,650	Expedia Inc.*	552,973
29,650	IAC/InterActiveCorp.*	855,995

	Total Internet & Catalog Retail	1,408,968

Media — 4.3%
24,400	Cablevision Systems Corp., New York Group, Class A Shares*	494,588
18,600	Comcast Corp., Special Class A Shares*	573,438
8,100	Omnicom Group Inc.	729,081
73,300	Time Warner Inc.	1,275,420
20,975	Viacom Inc., Class B Shares*	835,434

	Total Media	3,907,961

Multiline Retail — 1.1%
26,400	Dollar General Corp.	460,944
10,000	Target Corp.	531,000

	Total Multiline Retail	991,944

Specialty Retail — 2.0%
23,000	Home Depot Inc.	918,390
15,200	Lowe’s Cos. Inc.	958,360

	Total Specialty Retail	1,876,750

	TOTAL CONSUMER DISCRETIONARY	9,707,920

CONSUMER STAPLES — 6.3%
Beverages — 3.1%
44,000	Coca-Cola Co.	1,846,240
17,500	PepsiCo Inc.	1,019,200

	Total Beverages	2,865,440

Food & Staples Retailing — 0.6%
19,000	Sysco Corp.	567,910

Household Products — 2.6%
29,500	Colgate-Palmolive Co.	1,744,040
10,237	Procter & Gamble Co.	595,896

	Total Household Products	2,339,936

	TOTAL CONSUMER STAPLES	5,773,286

See Notes to Financial Statements.

4         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Shares	Security	Value

ENERGY — 9.9%
Energy Equipment & Services — 3.6%
25,000	GlobalSantaFe Corp.	$1,530,250
22,500	Noble Corp.	1,776,150

	Total Energy Equipment & Services	3,306,400

Oil, Gas & Consumable Fuels — 6.3%
23,100	Apache Corp.	1,641,024
32,726	BP PLC, Sponsored ADR	2,412,561
24,800	Royal Dutch Shell PLC, ADR, Class A Shares	1,689,624

	Total Oil, Gas & Consumable Fuels	5,743,209

	TOTAL ENERGY	9,049,609

FINANCIALS — 19.6%
Capital Markets — 6.3%
45,000	Bank of New York Co. Inc.	1,581,750
7,100	Bear Stearns Cos. Inc.	1,011,821
16,200	Charles Schwab Corp.	289,980
10,000	Merrill Lynch & Co. Inc.	762,600
16,500	Morgan Stanley	1,060,950
11,100	State Street Corp.	725,052
4,500	T. Rowe Price Group Inc.	378,855

	Total Capital Markets	5,811,008

Commercial Banks — 1.7%
14,901	Bank of America Corp.	743,858
11,500	Wells Fargo & Co.	789,935

	Total Commercial Banks	1,533,793

Consumer Finance — 4.8%
28,900	American Express Co.	1,555,109
5,100	Capital One Financial Corp.	441,864
44,900	SLM Corp.	2,374,312

	Total Consumer Finance	4,371,285

Diversified Financial Services — 2.0%
41,648	JPMorgan Chase & Co.	1,889,986

Insurance — 4.8%
19,600	Ambac Financial Group Inc.	1,614,256
26,560	American International Group Inc.	1,733,040
14,000	Prudential Financial Inc.	1,093,820

	Total Insurance	4,441,116

	TOTAL FINANCIALS	18,047,188

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report         5

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Shares	Security	Value

HEALTH CARE — 18.1%
Biotechnology — 6.2%
23,200	Amgen Inc.*	$1,570,640
23,300	Biogen Idec Inc.*	1,045,005
20,800	Genentech Inc.*	1,657,968
6,300	Genzyme Corp.*	385,308
27,800	ImClone Systems Inc.*	1,003,580

	Total Biotechnology	5,662,501

Health Care Equipment & Supplies — 2.2%
19,991	Boston Scientific Corp.*	464,586
22,200	Medtronic Inc.	1,112,664
11,200	St. Jude Medical Inc.*	442,176

	Total Health Care Equipment & Supplies	2,019,426

Health Care Providers & Services — 1.2%
15,200	Aetna Inc.	585,200
8,000	WellPoint Inc.*	568,000

	Total Health Care Providers & Services	1,153,200

Pharmaceuticals — 8.5%
16,500	Eli Lilly & Co.	873,180
14,000	Johnson & Johnson	820,540
65,000	Pfizer Inc.	1,646,450
68,800	Teva Pharmaceutical Industries Ltd., Sponsored ADR	2,786,400
34,200	Wyeth	1,664,514

	Total Pharmaceuticals	7,791,084

	TOTAL HEALTH CARE	16,626,211

INDUSTRIALS — 8.1%
Air Freight & Logistics — 1.0%
10,800	United Parcel Service Inc., Class B Shares	875,556

Airlines — 1.2%
70,930	Southwest Airlines Co.	1,150,484

Electrical Equipment — 1.9%
76,700	American Power Conversion Corp.	1,705,808

Industrial Conglomerates — 3.1%
107,300	Tyco International Ltd.	2,827,355

Road & Rail — 0.9%
16,000	Norfolk Southern Corp.	864,000

	TOTAL INDUSTRIALS	7,423,203

See Notes to Financial Statements.

6         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 22.0%
Communications Equipment — 5.2%
57,500	Cisco Systems Inc.*	$1,204,625
63,300	Juniper Networks Inc.*	1,169,784
44,300	Motorola Inc.	945,805
62,500	Nokia Oyj, Sponsored ADR	1,416,250

	Total Communications Equipment	4,736,464

Computers & Peripherals — 2.9%
33,300	Dell Inc.*	872,460
54,900	EMC Corp.*	741,699
29,300	Network Appliance Inc.*	1,086,151

	Total Computers & Peripherals	2,700,310

Electronic Equipment & Instruments — 2.2%
33,100	Agilent Technologies Inc.*	1,271,702
50,000	Vishay Intertechnology Inc.*	781,000

	Total Electronic Equipment & Instruments	2,052,702

IT Services — 2.3%
38,600	Accenture Ltd., Class A Shares	1,122,102
24,500	Paychex Inc.	989,555

	Total IT Services	2,111,657

Semiconductors & Semiconductor Equipment — 3.4%
17,700	Applied Materials Inc.	317,715
4,891	Freescale Semiconductor Inc., Class B Shares*	154,898
134,400	Intel Corp.	2,685,312

	Total Semiconductors & Semiconductor Equipment	3,157,925

Software — 6.0%
15,200	Amdocs Ltd.*	565,440
100,300	Microsoft Corp.	2,422,245
63,200	Oracle Corp.*	922,088
95,669	Symantec Corp.*	1,567,058

	Total Software	5,476,831

	TOTAL INFORMATION TECHNOLOGY	20,235,889

MATERIALS — 4.1%
Chemicals — 4.1%
22,400	Air Products & Chemicals Inc.	1,534,848
25,000	E.I. du Pont de Nemours & Co.	1,102,500
20,000	Praxair Inc.	1,122,600

	TOTAL MATERIALS	3,759,948

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report         7

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Shares	Security	Value

UTILITIES — 0.8%
Electric Utilities — 0.3%
10,000	Southern Co.	$322,300

Multi-Utilities — 0.5%
10,000	Consolidated Edison Inc.	431,200

	TOTAL UTILITIES	753,500

	TOTAL INVESTMENTS — 99.5% (Cost — $71,836,192#)	91,376,754
	Other Assets in Excess of Liabilities — 0.5%	436,920

	TOTAL NET ASSETS — 100.0%	$91,813,674

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

8         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report

Statement of Assets and Liabilities (April 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $71,836,192)	$91,376,754
Cash	528,099
Dividends and interest receivable	69,264
Receivable for Fund shares sold	10,784

Total Assets	91,984,901

LIABILITIES:
Payable for Fund shares repurchased	86,328
Investment management fee payable	50,386
Accrued expenses	34,513

Total Liabilities	171,227

Total Net Assets	$91,813,674

NET ASSETS:
Par value (Note 4)	$36
Paid-in capital in excess of par value	81,515,622
Undistributed net investment income	26,973
Accumulated net realized loss on investments	(9,269,519)
Net unrealized appreciation on investments	19,540,562

Total Net Assets	$91,813,674

Shares Outstanding	3,558,195

Net Asset Value	$25.80

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report         9

Statement of Operations (For the six months ended April 30, 2006) (unaudited)

INVESTMENT INCOME:
Dividends	$626,239
Interest	4,722
Less: Foreign taxes withheld	(10,177)

Total Investment Income	620,784

EXPENSES:
Investment management fee (Note 2)	278,347
Administration fees (Note 2)	27,660
Audit and tax	10,059
Shareholder reports	6,535
Legal fees	5,644
Directors’ fees	4,934
Custody fees	2,978
Transfer agent fees (Note 2)	1,463
Insurance	181
Miscellaneous expenses	712

Total Expenses	338,513
Less: Fee waivers and/or expense reimbursements (Notes 2 and 6)	(2,054)

Net Expenses	336,459

Net Investment Income	284,325

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	394,601

Change in Net Unrealized Appreciation/Depreciation From Investments	4,466,033

Net Gain on Investments	4,860,634

Increase in Net Assets From Operations	$5,144,959

See Notes to Financial Statements.

10         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended April 30, 2006 (unaudited), the period ended October 31, 2005(a)(b) and the year ended December 31, 2004

	2006	2005	2004
OPERATIONS:
Net investment income	$284,325	$392,669	$652,775
Net realized gain	394,601	1,744,822	2,407,317
Change in net unrealized appreciation/depreciation	4,466,033	(1,152,396)	2,810,650

Increase in Net Assets From Operations	5,144,959	985,095	5,870,742

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(650,003)	(2,746)	(672,844)

Decrease in Net Assets From Distributions to Shareholders	(650,003)	(2,746)	(672,844)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	1,351,598	5,741,116	15,844,946
Reinvestment of distributions	650,004	2,746	672,844
Cost of shares repurchased	(5,518,020)	(9,735,698)	(7,549,496)

Increase (Decrease) in Net Assets From Fund Share Transactions	(3,516,418)	(3,991,836)	8,968,294

Increase (Decrease) in Net Assets	978,538	(3,009,487)	14,166,192
NET ASSETS:
Beginning of period	90,835,136	93,844,623	79,678,431

End of period*	$91,813,674	$90,835,136	$93,844,623

* Includes undistributed net investment income of:	$26,973	$392,651	$2,728

(a)	For the period January 1, 2005 to October 31, 2005.
(b)	Effective July 1, 2005, The Travelers Series Trust – Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. – Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31, 2005.

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report         11

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2006(1)		2005(2)(3)		2004(4)		2003(4)(5)	2002(4)	2001(4)(5)	2000(4)(5)
Net Asset Value, Beginning of Period	$24.58		$24.30		$23.04		$17.97	$24.14	$28.76	$29.42

Income (Loss) From Operations:
Net investment income	0.08		0.10		0.17		0.12	0.08	0.11	0.14
Net realized and unrealized gain (loss)	1.32		0.18		1.26		5.06	(6.06)	(4.63)	(0.29)

Total Income (Loss) From Operations	1.40		0.28		1.43		5.18	(5.98)	(4.52)	(0.15)

Less Distributions From:
Net investment income	(0.18)		(0.00	)(6)	(0.17)		(0.11)	(0.19)	(0.10)	(0.16)
Net realized gains	—		—		—		—	—	—	(0.35)

Total Distributions	(0.18)		(0.00	)(6)	(0.17)		(0.11)	(0.19)	(0.10)	(0.51)

Net Asset Value, End of Period	$25.80		$24.58		$24.30		$23.04	$17.97	$24.14	$28.76

Total Return(7)	5.70%		1.16%		6.23%		28.85%	(24.81)%	(15.71)%	(0.49)%

Net Assets, End of Period (000s)	$91,814		$90,835		$93,845		$79,678	$62,298	$83,344	$81,184

Ratios to Average Net Assets:
Gross expenses	0.73	%(8)	0.75	%(8)	0.75%		0.78%	0.78%	0.74%	0.75%
Net expenses(9)	0.73	(8)(10)	0.75	(8)	0.71	(10)	0.78	0.78	0.74	0.75
Net investment income	0.62	(8)	0.52	(8)	0.77		0.59	0.40	0.45	0.48

Portfolio Turnover Rate	6%		6%		18%		38%	37%	22%	33%

(1)	For the six months ended April 30, 2006 (unaudited).
(2)	For the period January 1, 2005 to October 31, 2005.
(3)	Effective July 1, 2005, The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31, 2005.
(4)	For the year ended December 31.
(5)	Per share amounts have been calculated using the average shares method.
(6)	Amount represents less than $0.01 per share.
(7)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(8)	Annualized.
(9)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.
(10)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

12         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Social Awareness Stock Portfolio (formerly known as Social Awareness Stock Portfolio) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Variable Portfolios III, Inc. (formerly known as Travelers Series Fund Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report         13

Notes to Financial Statements (unaudited) (continued)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

14         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, Smith Barney Fund Management LLC (the “Manager” or “SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Effective November 1, 2005, the Fund pays the Manager an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $50 million	0.650%

Next $50 million	0.550

Next $100 million	0.450

Over $200 million	0.400

Prior to the Legg Mason transaction, the Fund paid an Administration fee calculated daily and paid monthly at an annual rate of 0.06% of the Fund’s average daily net assets. Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.

Under the new investment management agreement, the Fund pays the Manager a management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $50 million	0.710%

Next $50 million	0.610

Next $100 million	0.510

Over $200 million	0.460

During the six months ended April 30, 2006, the Fund had a voluntary expense limitations in place of 1.25%. For the six months ended April 30, 2006, the Manager waived a portion of its fees amounting to $2,054. Such waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB.

The Funds’ Board has appointed the Funds’ current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a whollyowned broker-dealer subsidiary of Legg Mason, as co-distributors of the Funds. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Funds’ shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the six months ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$5,186,099

Sales	8,501,715

At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$24,917,991
Gross unrealized depreciation	(5,377,429)

Net unrealized appreciation	$19,540,562

4.	Capital Shares

At April 30, 2006, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund. Transactions in shares of the Fund were as follows:

	Six Months Ended April 30, 2006	Period Ended October 31, 2005†	Year Ended December 31, 2004
Shares sold	53,142	239,976	708,617
Shares issued on reinvestment	25,611	115	27,780
Shares repurchased	(216,286)	(406,115)	(332,976)

Net Increase (Decrease)	(137,533)	(166,024)	403,421

†	Effective July 1, 2005, The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31, 2005.

5.	Capital Loss Carryforward

As of October 31, 2005, the Fund had, for federal income tax purposes, a net capital loss carryforward of $9,663,564, of which $8,102,950 expires in 2010 and $1,560,614 expires in 2011. These amounts will be available to offset any future taxable capital gains.

16         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have required, at their expense, to engage an independent monitor to oversee a competitive

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and it affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

18         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

8.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Funds.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report         19

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Directors1. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	3,533,574.220	89,931.580	138,642.420	0.000

2. Election of Directors1

Nominees:	Votes For	Authority Withheld	Abstentions	Broker Non-Votes
Robert A. Frankel	644,358,719.408	16,164,564.582	0.000	0.000
Michael E. Gellert	644,364,511.260	16,158,772.730	0.000	0.000
Rainer Greeven	644,620,846.258	15,902,437.742	0.000	0.000
Susan M. Heilbron	644,899,625.635	15,623,658.365	0.000	0.000
R. Jay Gerken	644,284,458.802	16,238,825.188	0.000	0.000

[1]	Directors are elected by the shareholders of all of the series of the Company of which the Fund is a series.

20         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Semi-Annual Report

Legg Mason Partners Variable Social Awareness Stock Portfolio

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA

    Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

William Theriault

Vice President and Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money

Laundering Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

ANNUITY ADMINISTRATION

Travelers Annuity
Investor Services

One Cityplace

Hartford, Connecticut 06103-3415

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of the Legg Mason Partners Variable Social Awareness Stock Portfolio.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD03405 6/06	SR06-52

Legg Mason Partners Variable

Social Awareness Stock Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Portfolios III, Inc. , a Maryland corporation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund’s shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Travelers Series Fund Inc. — Social Awareness Stock Portfolio name.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios III, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios III, Inc.

Date:	July 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios III, Inc.

Date:	July 10, 2006

By:	/s/ James M. Giallanza
(James M. Giallanza)
Chief Financial Officer of
Legg Mason Partners Variable Portfolios III, Inc.

Date:	July 10, 2006